2 nd Quarter 2011 Investor Presentation May 17, 2011 * * * * * * * Exhibit 99.1 * * * * * * * * * * * * *

Corporate Overview
Snapshot, as of March 31, 2011
1842 Founded:
518 ATMs:
341 Branches:
$18.1 billion Deposits:
$17.5 billion Loans:
$25.0 billion Assets:
$4.7 billion Market Capitalization (5/16/11)
NASDAQ (PBCT) People’s United Financial, Inc.

2 Primary Objectives Optimize the existing business + Deploy capital in high risk-adjusted return initiatives Return the franchise to >1.25% Operating ROAA

The Northeast Region is Best Commercial Banking Market
in the United States
Population density
Limited amount of land available for development
Construction entitlements are difficult to win
Deep educational and healthcare sectors provide long-lasting infrastructure, attract talented young people, consistently spawn new businesses
Significant “quiet wealth” which adds credit strength to the region
Mega bank acquisitions of mid-size banks have left a void of relationship-
based, service focused banks

4 Deepening Presence in NYC Metro and Boston MSA People’s United (PBCT) Danvers Bancorp (DNBK)

Strong Pro Forma Deposit Market Position
Connecticut
Branches $BN %
1 B of A 166 20.7 21.7
2 Webster 136 11.5 12.1
3 People's United 162 9.7 10.1
4 Wells Fargo 76 8.3 8.6
5 TD Bank 80 5.2 5.5
6 First Niagara 74 4.9 5.1
7 JPM Chase 49 3.9 4.0
8 Liberty 42 2.7 2.8
9 RBS 51 2.6 2.8
10 Citi 20 2.2 2.3
Massachusetts Vermont
New York
New Hampshire Maine
Branches $BN %
1 B of A 280 44.2 24.2
2 RBS 257 24.5 13.4
3 Santander 230 13.6 7.4
4 TD Bank 159 8.7 4.8
5 Eastern 96 6.2 3.4
6 Independent 70 3.7 2.0
7 People's United 59 3.6 2.0
8 Middlesex 33 3.6 2.0
9 Boston Private 9 2.4 1.3
10 Berkshire Hills 37 2.0 1.2
Branches $BN %
1 People's United 46 2.6 24.3
2 TD Bank 37 2.0 18.5
3 Merchants 34 1.0 9.8
4 RBS 24 0.8 8.0
5 KeyCorp 13 0.8 7.7
6 Northfield 13 0.5 4.4
7 Community 14 0.4 3.6
8 Union 13 0.3 3.3
9 Passumpsic 7 0.3 3.1
10 Berkshire Hills 7 0.3 2.8
Branches $BN %
1 JPM Chase 811 287.4 34.3
2 Citi 261 66.6 7.9
3 HSBC 377 65.9 7.9
4 B of A 380 55.2 6.6
5 Capital One 290 32.6 3.9
6 M&T 278 23.5 2.8
7 Wells Fargo 87 20.4 2.4
8 TD Bank 203 18.9 2.3
9 KeyCorp 229 15.2 1.8
10 Astoria 85 11.2 1.3
37 People's United 38 2.2 0.3
Branches $BN %
1 RBS 82 6.9 26.3
2 TD Bank 74 4.8 18.2
3 B of A 35 4.6 17.5
4 People's United 33 1.4 5.2
5 LSB Financial 20 0.8 3.2
6 Santander 20 0.8 3.1
7 Northway 19 0.6 2.5
8 New Hamp. Thrift 19 0.6 2.3
9 Centrix 6 0.5 2.1
10 Meredith Village 11 0.5 1.8
Branches $BN %
1 TD Bank 57 3.2 15.0
2 KeyCorp 61 2.7 12.7
3 B of A 35 1.7 8.0
4 Bangor Bancorp 57 1.7 7.9
5 Camden National 38 1.6 7.3
6 First Bancorp 14 0.9 4.5
7 Machias 13 0.8 3.9
8 People's United 31 0.8 3.9
9 Norway 21 0.7 3.3
10 Bar Harbor 13 0.7 3.1
Deposits of $20.2BN
#1 in Fairfield County, CT, 64 branches, $5.4BN, 17.8% market share
#2 in Essex County, MA, 24 branches, $2.0BN, 12.3% market share
Source: SNL Financial

6 6
Low Cost of Deposits
Publicly Traded Northeast Banks, $5BN < Assets <$100BN
Source: SNL Financial
Total Cost of
Assets ($BN) Deposits (%)
Company Name City State 2011Q1 2011Q1
1 M&T Bank Corporation Buffalo NY 67.9 0.31
2 First Niagara Financial Group, Inc. Buffalo NY 21.4 0.48
3 Boston Private Financial Holdings, Inc. Boston MA 6.0 0.58
4 People's United Financial, Inc. Bridgeport CT 25.0 0.59
5 NBT Bancorp Inc. Norwich NY 5.5 0.60
6 Community Bank System, Inc. De Witt NY 5.5 0.60
7 Webster Financial Corporation Waterbury CT 18.0 0.65
8 Valley National Bancorp Wayne NJ 14.4 0.71
9 Fulton Financial Corporation Lancaster PA 16.0 0.75
10 National Penn Bancshares, Inc. Boyertown PA 8.5 0.77
11 New York Community Bancorp, Inc. Westbury NY 41.0 0.78
12 F.N.B. Corporation Hermitage PA 9.8 0.80
13 Provident Financial Services, Inc. Iselin NJ 6.8 0.81
14 First Commonwealth Financial Corporation Indiana PA 5.8 0.83
15 Signature Bank New York NY 12.4 0.89
16 Susquehanna Bancshares, Inc. Lititz PA 14.0 0.91
17 Northwest Bancshares, Inc. Warren PA 8.1 1.11
18 CapitalSource Inc. Chevy Chase MD 9.3 1.15
19 Investors Bancorp, Inc. (MHC) Short Hills NJ 9.8 1.18
20 Astoria Financial Corporation Lake Success NY 17.7 1.29
21 Hudson City Bancorp, Inc. Paramus NJ 52.4 1.33

0.2 %
428,577
2.4 %
88,538
6.3 %
35,052
17.8 %
20,811
150,000
120,000
90,000
60,000
30,000
0
NYMetro*
Boston
Central CT**
Bridgeport / Stamford

0.2 %
471,661
2.4 %
101,633
6.3 %
40,880
17.8 %
23,630
150,000
120,000
90,000
60,000
30,000
0
NYMetro*
Boston
Central CT**
Bridgeport / Stamford

0.2 %
4,184
2.4 %
2,605
6.3 %
2,118
17.8 %
1,027
4,500
3,600
2,700
1,800
900
0
NYMetro*
Boston
Central CT**
Bridgeport / Stamford

People's United Financial, Inc.

< 20 Employees
Commercial Market Opportunity by MSA
Source: SBA firms and employment by MSA 2007
* NY Metro area includes New York, Northern New Jersey, and Long Island MSA
** Central Connecticut includes New Haven and Hartford MSAs
> 500 Employees < 500 Employees
Pro Forma Deposit Market Share Overall within identified MSA
Number of firms by size
People’s United is growing in NYC Metro and Boston Metro,
areas rich with potential commercial, non-commodity relationships

Capital Deployment
Primary focus is to deploy capital via organic growth – “new markets, new products, cross-sell”
Announced an increase to our dividend (19th consecutive annual dividend increase), our pro forma dividend yield is ~4.9%
Repurchased $191MM of stock in 2010 at a weighted average price of $13.35
Repurchased an additional $61MM of stock in 1Q11 at an average price of $13.09
Prohibited from repurchasing shares until the Danvers Bancorp deal closes
Acquisitions
Closed 4 deals in 2010: Financial Federal, Butler Bank, RiverBank, Smithtown
Danvers Bancorp shareholders approved the merger with People’s United on May 13 th
Building relationships with banks $1BN - $20BN in asset size
Maintaining price discipline in light of challenging industry conditions

$20.0
$18.5
$17.0
$15.5
$14.0
$12.5
$55.00
$50.00
$45.00
$40.00
$35.00
Loans ($Bn)
Loans per Share
2008Q4
2009Q2
2009Q4*
2010Q2**
2010Q4***
Gross Loans ($Bn)
Loans per share

$20.0
$18.5
$17.0
$15.5
$14.0
$12.5
$55.00
$50.00
$45.00
$40.00
$35.00
Deposits ($Bn)
Deposits per Share
2008Q4
2009Q2
2009Q4*
2010Q2**
2010Q4***
Deposits ($Bn)
Deposits per share

People's United Financial, Inc.

9 Loans Deposits Growing Future Earnings Per Share Loans and Deposits per Share * Pro forma for FIF acquisition * *Pro forma for SMTB & LSBX acquisitions ** *Pro forma for DNBK acquisition

Operating earnings of $53.8 million, or $0.15 per share
Net interest margin of 4.16%; up 29 bps from Q4 2010
Total loan growth of $195MM or 4.5% linked-quarter annualized
Deposit growth of $177MM or 3.9% linked-quarter annualized
Strong non-interest income – wealth management income improvement of 9% linked-quarter annualized
Efficiency ratio improved to 66.2%
NPAs as a percentage of originated loans, REO and repossessed assets fell to 1.96% from 2.09% as of Q4 2010
First Quarter 2011 Results
Overview

Net Interest Margin
Linked Quarter Change

3.87%
4.16%
-0.08%
-0.06%
0.16%
0.12%
0.15%
Q4 2010
Margin
Hedge Income
Decrease
Calendar Days PUEF
Accretion
Adjustment
Investment Mix
& Yield
Full Quarter
Smithtown &
River
Q1 2011
Margin

12 Net Interest Margin Last Five Quarters 12 3.49% 3.69% 3.74% 3.87% 4.16% 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011

Last Five Quarters
4.16
3.43
3.54
2.00
3.00
4.00
5.00
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011
PBCT Peer Group Mean Top 50 Banks
Net Interest Margin
Compared to Peers and Top 50 Banks
Source: SNL Financial and Company filings

We do not expect short-term interest rates to rise in 2011, however, we do expect Fed tightening to begin in 2012
Given short-term interest rates are very low and are expected to remain low for the near term, we have continued to accumulate securities
For Q1 2011 we were 4.5x – 5.0x as asset sensitive as the estimated median of our peers depending on scenario
For an immediate parallel increase of 100bps, our net interest income is projected to increase by
~$40MM on an annualized basis
Yield curve twist scenarios confirm that we are reasonably well protected from bull flattener and benefit considerably from bear flattener environments
Notes:
1. Analysis is as of 3/31/11 filings
2. Data as of 3/31/11 SEC filings, where exact +100bps shock up scenario data was not provided PBCT interpolated based on data disclosed
3. Data as of 3/31/11 filings, where exact +200bps shock up scenario data was not  provided PBCT interpolated based on data disclosed
Current Asset Sensitivity
Net Interest Income at Risk ¹
Analysis involves PBCT estimates, see notes below
Change in Net Interest Income
Scenario
Lowest
Amongst Peers
Highest
Amongst Peers Peer Median
PBCT Multiple to
Peer Median
Shock Up
100bps ²
-0.6% 5.6% 0.9% 5.0x
Shock Up
200bps ³
-0.1% 11.2% 2.5% 4.5x

Loans
Linked Quarter Change
(in $ millions)

Annualized
Linked Quarter Change:
11.0%
12.3%
(30.3%)
Originated Annualized
Linked Quarter Change:
11.4%
Total Annualized
Linked Quarter Change: 4.5%
17,328
277
136
(218)
17,523
Dec 31, 2010 Commercial
Banking
Retail & Business
Banking
Acquired Mar 31, 2011

Deposits
Linked Quarter Change
(in $ millions)

Annualized
Linked Quarter Change: 2.1%
64.9% 5.9%
Total Annualized
Linked Quarter Change:
3.9%
17,933
18,110
34
63
80
Dec 31, 2010 Legacy De Novo Acquired Mar 31, 2011

17
(1.1)
0.3
0.3
0.3
1.0
5.5
0.2
74.6
68.1
4Q 2010 Gain on
Smithtown
Loan Sales
Insurance Investment
Management
Brokerage Bank Service
Charges
Gain on
Residential
Loan Sales
Other 1Q 2011
Non-interest income
Linked Quarter Change
(in $ millions)

Includes a $5.5MM gain on sale of non-performing Smithtown loans

Non-interest expense
Linked Quarter Change
(in $ millions)

199.1
202.8
(2.8)
(1.7)
(3.9)
5.0
7.1
4Q 2010 Compensation &
Benefits
Occupancy &
Equipment
Professional &
Outside Svc
Merger-related
expenses
Other 1Q 2011
Expenses essentially flat despite full quarter impact of Smithtown and
RiverBank

19 Efficiency Ratio Historical Trend 75% 72% 71% 71% 66% 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011

Last Five Quarters
1.96
3.33
3.33
0.00
1.00
2.00
3.00
4.00
5.00
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011
PBCT Peer Group Median Top 50 Banks by Assets
Asset Quality
NPAs / Loans & REO* (%)
* Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of our estimate of acquisition-date fair value and/or the existence of an FDIC loss sharing agreement
Source: SNL Financial and Company filings

Last Five Quarters
0.22
1.02
1.41
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011
PBCT Peer Group Mean Top 50 Banks
Asset Quality
Net Charge-Offs / Avg. Loans (%)
Source: SNL Financial and Company filings

Allowance for Loan Losses
Coverage Detail
(in $ millions)
1.50%
1.55%
1.60%
1.65%
NPLs:Loans ALLL:Loans
Commercial
Banking
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:Loans
Retail Banking
Commercial ALLL - $165.7 million
104% of Commercial NPLs
Retail ALLL - $11.8 million
15% of Retail NPLs
Total ALLL - $177.5 million
74% of Total NPLs
0.00%
0.50%
1.00%
1.50%
2.00%
NPLs:Loans ALLL:NPLs
Total

Acquired Loan Portfolio
Actual Credit Experience vs. Expectations
Acquired loans initially recorded at fair value (inclusive of related credit mark) without carryover of historical ALLL
Accounting model is cash-flow based:
Contractual cash flows (principal & interest) less Expected cash flows (principal &
interest) = non-accretable difference (utilized to absorb actual portfolio losses)
Expected cash flows (principal & interest) less fair value = accretable yield
Cash flows are both acquisition and pool specific
Expected cash flows are regularly reassessed and compared to actual cash collections
Better than expected credit experience results in reclass of non-accretable difference to accretable yield (prospective yield adjustment over the life of the loans)
As of 3/31/2011
(in $ millions)
Carrying
Amount NPLs a
Remaining
Non-Accretable
Difference
Remaining
Non-Accretable
Difference:NPLs
Charge-offs
Incurred Since
Acquisition
FinFed (2/18/10) $   574.6 $   59.2 $  28.2 47.6% $   8.5
Butler (4/16/10) 99.9 14.3 35.3 246.9% 2.9
RiverBank (11/30/10) 484.3 8.3 16.8 202.4% -
Smithtown (11/30/10) b 1,516.1 242.6 329.1 135.7% 48.6
Total $2,674.9 $324.4 $409.4
(a) Represent contractual amounts; loans meet People’s United Financial’s definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.
(b) Smithtown charge-offs include $17.7M incurred upon Q1 2011 sale of non-performing loans.

24 Operating ROAA Progress Last Five Quarters 0.55% 0.58% 0.50% 0.64% 0.87% 1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011

Summary
Premium brand built over 169 years
High quality Northeast footprint characterized by wealth, density and commercial activity
Strengthened leadership team
Low cost of deposits
Strong net interest margin
Superior asset quality
Focus on non-commodity/relationship based lending
Growing loans and deposits within footprint - in two of the largest MSAs in the country (New York City, #1 and Boston, #10)
Efficiently growing loans and deposits per share
Significantly more asset sensitive than peers
Pro forma tangible common equity ratio of ~12%
Sustainable Competitive Advantage

Appendix * * * * * * * * * * * * * * * * * *

Peer Group
Company Name Ticker State
1 Associated Banc-Corp ASBC WI
2 Astoria Financial Corporation AF NY
3 BOK Financial Corporation BOKF OK
4 City National Corporation CYN CA
5 Comerica Incorporated CMA TX
6 Commerce Bancshares, Inc. CBSH MO
7 Cullen/Frost Bankers, Inc. CFR TX
8 First Horizon National Corporation FHN TN
9 Flagstar Bancorp, Inc. FBC MI
10 Fulton Financial Corporation FULT PA
11 Hudson City Bancorp, Inc. HCBK NJ
12 M&T Bank Corporation MTB NY
13 Marshall & Ilsley  Corporation MI WI
14 New York Community Bancorp, Inc. NYB NY
15 Synovus Financial Corp. SNV GA
16 TCF Financial Corporation TCB MN
17 Valley National Bancorp VLY NJ
18 Webster Financial Corporation WBS CT
19 Zions Bancorporation ZION UT

For more information, investors may contact: Peter Goulding, CFA 203-338-6799 peter.goulding@peoples.com * * * * * * * * * * * * * * * * * *